Exhibit 10.1

EXPLANATORY NOTE

ON APRIL 29, 2016, SYNCHRONY BANK (F/K/A GE CAPITAL RETAIL BANK) AND SYNCHRONY FINANCIAL (“SYNCHRONY ENTITIES”) ENTERED INTO THE FOURTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC. (THE “COMPANY”), GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., GAP (APPAREL), LLC, GAP (ITM) INC., AND THE SYNCHRONY ENTITIES, WHICH IS ATTACHED HERETO. THE SYNCHRONY ENTITIES ALSO ENTERED INTO THREE OTHER AGREEMENTS WITH CERTAIN OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARIES ON THE SAME DAY:

1.
THE FOURTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., OLD NAVY, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., OLD NAVY (APPAREL), LLC, AND OLD NAVY (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “OLD NAVY CONTRACT”);

2.
THE FOURTH AMENDMENT AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., BANANA REPUBLIC, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., BANANA REPUBLIC (APPAREL), LLC, BANANA REPUBLIC (ITM) INC., AND THE SYNCHRONY ENTITIES (THE “BANANA REPUBLIC CONTRACT”); AND

3.
THE FOURTH AMENDMENT AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., ATHLETA INC., ATHLETA LLC, ATHLETA (ITM) INC. AND GPS CONSUMER DIRECT, INC. AND THE SYNCHRONY ENTITIES (THE “ATHLETA CONTRACT”).

IN ACCORDANCE WITH INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K, ONLY THE FOURTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND BETWEEN THE COMPANY AND THE SYNCHRONY ENTITIES IS BEING FILED. THE ONLY MATERIAL DIFFERENCE BETWEEN THE ATTACHED AGREEMENT, THE OLD NAVY CONTRACT, THE BANANA REPUBLIC CONTRACT AND THE ATHLETA CONTRACT IS THE PARTIES THERETO.

FOURTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD
PROGRAM AGREEMENT

This Fourth Amendment to the Amended and Restated Consumer Credit Card Program Agreement, dated as of April 29, 2016 (the “Amendment”) amends that certain Amended and Restated Consumer Credit Card Program Agreement dated as of February 28, 2014 (as amended, modified and supplemented from time to time, the “Agreement”) by and among Synchrony Bank (f/k/a GE Capital Retail Bank), a federal savings bank (“Bank”), Synchrony Financial, a Delaware corporation (“Bank Parent”), The Gap, Inc., a Delaware corporation (“The Gap, Inc.”), Gap (Puerto Rico), Inc., a Puerto Rico corporation, GPS Consumer Direct, Inc., a California corporation, Gap (Apparel), LLC, a California limited liability company, and Gap (ITM) Inc., a California corporation (jointly and severally, the “Retailers”). Capitalized terms used herein and not otherwise defined have the meaning given in the Agreement.
WHEREAS, Bank and Retailers are parties to the Agreement, pursuant to which Bank provides consumer credit to qualified customers of Retailers for the purchase of goods and services from Retailers through the use of a private label credit card and from Retailers and other retailers through the use of a co-branded bankcard;
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
I. AMENDMENT TO THE AGREMENT

1.1	Amendment to Section 3.01(b). Section 3.01(b) is deleted and replaced with the following:
(b) Bank shall be responsible for: (i) the costs of [***].

1.2	Amendment to Section 3.07(k). Section 3.07(k) is deleted and replaced with the following:

(k) [***]

1.3	Addition of new Section 4.07. A new Section 4.07 will be added to the agreement as follows:

Section 4.07    eQuickscreen.
(a)In addition to the new Cardholder account establishment procedures outlined in [***] of the Agreement, for customers of Retailers shopping on an Internet Site the parties agree to the following “eQuickscreen” process: (i) when a customer of Retailers [***] is recognized on the Internet Site, based on [***] to

In this document, “[***]” indicates that confidential materials have been redacted from this document and filed separately with the Securities and Exchange Commission.

by the parties, Retailers will send [***] to Bank, including at a minimum, [***], (ii) Bank will obtain [***] such information as Bank deems necessary to determine if the [***], (iii) if Bank notifies Retailers that the [***], (iv) Retailers will host the [***] and, in such case, Retailers will provide a real-time notification to the [***] of such [***], and (v) [***]. Retailers will present [***] for [***] through the Internet Site in a clear and visible manner to [***] Bank’s then current policies, unless otherwise agreed to by the parties in writing, but in any event within any time frame required by Applicable Law.

(b)Retailers and Bank will develop, implement and maintain web service interfaces according to mutually agreed specifications to enable the eQuickscreen process (and any changes or modifications to such specifications must be mutually agreed to as well; provided that Bank will have the right to direct such changes, after consultation with Retailers, as are necessary to comply with Applicable Law). The parties agree at a minimum to the following:

(i)    Disclosures. Bank will be solely responsible for providing all terms, conditions, disclosures and notices required by Applicable Law to be included in the eQuickscreen process (“Disclosures”). As the [***], Retailers will make the Disclosures available to each Retailer Customer on the eQuickscreen acceptance page in the order and as directed by Bank by pulling the Disclosures from a Bank maintained site. Bank will (1) ensure all Disclosures comply with Applicable Law, (2) maintain such Disclosures on a Bank-maintained site, and (3) make them available to Retailers to pull into the eQuickscreen user experience presented on the applicable page of the Internet Site. [***].
(ii)    eQuickscreen Content. Bank and Retailers will jointly approve the initial eQuickscreen user experience prior to making it available through an Internet Site, and will jointly agree on the pages of the Internet Site on which such eQuickscreen user experience will be presented. [***].
Bank may, from time to time, provide Retailers with a written request for Retailers to change or supplement the eQuickscreen Content. Retailers will implement any change or addition to the eQuickscreen Content requested by Bank as follows:

A.	During [***], no changes will be made unless the parties otherwise agree;

B.
During [***], if required by Applicable Law, then as soon as reasonably practicable taking into account the effective date of changes required by Applicable Law, [***] (unless the parties otherwise agree);

C.
During [***], if necessary to conform with Bank’s policies or consumer-facing templates (as implemented or utilized by Bank in all material respects consistently across substantially all of the Retail Card consumer credit card portfolios), then as soon as reasonably practicable, [***] (unless the parties otherwise agree); and

D.
For all other requested changes or additions to the eQuickscreen Content, the parties will work together in good faith to discuss and implement changes or additions that contribute to the success of the Program.

(c)Unless otherwise prohibited by Applicable Law, Retailers [***] in a manner that permits them to provide Bank with [***] to permit the [***] of the eQuickscreen process described above.

1.4	Amendment to Schedule 3.07(k). Schedule 3.07(k) is deleted and replaced with the new Schedule 3.07(k) attached hereto as Attachment 1.

II. GENERAL

2.1    Authority for Amendment. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailers and Bank and upon execution by all parties, will constitute a legal, binding obligation thereof.
2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
2.3    Binding Effect; Severability. Each reference herein to a party hereto will be deemed to include its successors and assigns, all of whom will be bound by this Amendment and in whose favor the provisions of this Amendment will inure. In case any one or more of the provisions contained in this Amendment will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
2.5    Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Utah.
2.6    Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.
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IN WITNESS WHEREOF, Bank, Bank Parent and Retailers have caused this Agreement to be executed by their respective officers thereunto duly authorized as the date first above written.

BANK: SYNCHRONY BANK By: /s/ Thomas M. Quindlen Name: Thomas M. Quindlen Title: EVP Retail Card	RETAILERS: THE GAP, INC. By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: EVP & CFO

GAP (PUERTO RICO), INC. By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: EVP & CFO

BANK PARENT: SYNCHRONY FINANCIAL By: /s/ Thomas M. Quindlen Name: Thomas M. Quindlen Title: EVP Retail Card	GPS CONSUMER DIRECT, INC. By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: EVP & CFO GAP (APPAREL), LLC By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: EVP & CFO

GAP (ITM) INC. By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: EVP & CFO

[Signature page to Fourth Amendment to
Amended and Restated Credit Card Agreement]

Attachment 1
Schedule 3.07 (k) Cost Difference Schedule
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